                                  WEST ONE BANCORP

                     1991 PERFORMANCE AND EQUITY INCENTIVE PLAN




                              AS AMENDED AND RESTATED
                            EFFECTIVE FEBRUARY 27, 1991

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                                  WEST ONE BANCORP

                     1991 PERFORMANCE AND EQUITY INCENTIVE PLAN

                                     ARTICLE I
                             ESTABLISHMENT AND PURPOSE

          1.1 ESTABLISHMENT; AMENDMENT AND RESTATEMENT. West One Bancorp ("Corporation") established the West One Bancorp 1991 Performance and Equity Incentive Plan (the "Plan"), effective as of January 17, 1991, and amended and restated the Plan as set forth herein effective February 27, 1991, subject to shareholder approval as provided in Article 18.

          1.2 PURPOSE. The purpose of the Plan is to promote and advance the interest of Corporation and its shareholders by enabling Corporation to attract, retain, and reward key employees and directors of Corporation and its subsidiaries. It is also intended to strengthen the mutuality of interests between such employees and directors and Corporation's shareholders. The Plan is designed to meet this intent by offering performance-based stock and cash incentives and other equity-based incentive awards, thereby providing a proprietary interest in pursuing the long-term growth, profitability, and financial success of Corporation.

                                     ARTICLE 2
                                    DEFINITIONS

          2.1 DEFINED TERMS. For purposes of the Plan, the following terms shall have the meanings set forth below:

          "AWARD" means an award or grant made to a Participant of the Options, Stock Appreciation Rights, Restricted Awards, Performance Awards, or Other Stock-Based Awards pursuant to the Plan.

          "AWARD AGREEMENT" means an agreement as described in Section 6.3.

          "BOARD" means the Board of Directors of Corporation.

          "CODE" means the Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor thereto, together with rules, regulations, and interpretations promulgated thereunder. Where the context so requires, any reference to a particular Code Section shall be construed to refer to the successor provision to such Code section.

          "COMMITTEE" means the committee appointed by the Board to administer the Plan as provided in Article 3 of the Plan.

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          "COMMON STOCK" means the Common Stock, $1.00 par value, of Corporation or any security of Corporation issued in substitution, exchange, or lieu thereof.

          "CONTINUING RESTRICTION" means a Restriction contained in Sections 6.4(g), 17.4, 17.5, and 17.7 of the Plan and any other Restrictions expressly designated by the Committee in an Award Agreement as a Continuing Restriction.

          "CORPORATION" means West One Bancorp, an Idaho corporation, or any successor corporation.

          "DEFERRED COMPENSATION OPTION" means a Nonqualified Option granted with an option price less than Fair Market Value on the date of grant pursuant to Section 7.9 of the Plan.

          "DISABILITY" means disability as determined by the Committee in accordance with standards and procedures similar to those under Corporation's long-term disability plan. However, the Committee may change the foregoing definition of "Disability" or may adopt a different definition for purposes of specific Awards.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor statute. Where the context so requires, any reference to a particular section of the Exchange Act, or to any rule promulgated under the Exchange Act, shall be construed to refer to successor provisions to such section or rule.

          "FAIR MARKET VALUE" means on any given date, the average of the high and low sale prices of Common Stock, as reported for such date by the National Market System of the NASDAQ (or such exchange on which the Common Stock may be listed) or, if Common Stock was not traded on such date, on the next preceding day on which Common Stock was traded.

          "INCENTIVE STOCK OPTION" or "ISO" means any Option granted pursuant to the Plan that is intended to be and is specifically designated in its Award Agreement as an "incentive stock option" within the meaning of Section 422A of the Code.

          "NON-EMPLOYEE BOARD DIRECTOR" means a member of the Board who is not an employee of Corporation or any Subsidiary.

          "NON-EMPLOYEE DIRECTOR" means either a Non-Employee Board Director or a Non-Employee Subsidiary Director.

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          "NON-EMPLOYEE SUBSIDIARY DIRECTOR" means a member of the board of directors of a Subsidiary who is neither an employee of Corporation or a Subsidiary nor a member of the Board.

          "NON-QUALIFIED OPTION" or NQO" means any Option, including a Deferred Compensation Option, granted pursuant to the Plan that is not an Incentive Stock Option.

          "OPTION" means an ISO, an NQO, or a Deferred Compensation Option.

          "PARTICIPANT" means an employee of Corporation or a Subsidiary or a Non-Employee Director who is granted an Award under the Plan.

          "PERFORMANCE AWARD" means an Award granted pursuant to the provisions of Article 10 of the Plan, the Vesting of which is contingent on performance attainment.

          "PERFORMANCE CYCLE" means a designated performance period pursuant to the provisions of Section 10.3 of the Plan.

          "PERFORMANCE GOAL" means a designated performance objective pursuant to the provisions of Section 10.4 of the Plan.

          "PLAN" means this West One Bancorp 1991 Performance and Equity Incentive Plan, as set forth herein and as it may be hereafter amended and from time to time in effect.

          "REPORTING PERSON" means a Participant who is subject to the reporting requirements of Section 16(a) of the Exchange Act.

          "RESTRICTED AWARD" means a Restricted Share or a Restricted Unit granted pursuant to Article 9 of the Plan.

          "RESTRICTED SHARE" means an Award described in Section 9.1(a) of the Plan.

          "RESTRICTED UNIT" means an Award of units representing Shares described in Section 9.1(b) of the Plan.

          "RESTRICTION" means a provision in the Plan or in an Award Agreement which limits the exercisability or transferability, or which governs the forfeiture, of an Award or the Shares, cash, or other property payable pursuant to an Award.

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          "RETIREMENT" means:

          (a) for Participants who are employees, retirement from active employment with Corporation and its Subsidiaries on or after the normal retirement date specified in Corporation's retirement plan for salaried employees or such earlier retirement date as approved by the Committee for purposes of the Plan; and

          (b) for Participants who are Non-Employee Directors, retirement from the applicable board of directors after attaining the maximum age specified in the articles of incorporation or bylaws of the applicable corporation.

However, the Committee may change the foregoing definition of "Retirement" or may adopt a different definition for purposes of specific Awards.

          "SHARE" means a share of Common Stock.

          "STOCK APPRECIATION RIGHT" or "SAR" means an Award to benefit from the appreciation of Common Stock granted pursuant to the provisions of Article 8 of the Plan.

          "SUBSIDIARY" means a "subsidiary corporation" of Corporation, within the meaning of Section 425 of the Code, namely any corporation in which Corporation directly or indirectly controls 50 percent or more of the total combined voting power of all classes of stock having voting power.

          "VEST" or "VESTED" means:

          (a) In the case of an Award that requires exercise, to be or to become immediately and fully exercisable and free of all Restrictions (other than Continuing Restrictions);

          (b) In the case of an Award that is subject to forfeiture, to be or to become nonforfeitable, freely transferable, and free of all Restrictions (other than Continuing Restrictions);

          (c) In the case of an Award that is required to be earned by attaining specified Performance Goals, to be or to become earned and nonforfeitable, freely transferable, and free of all Restrictions (other than Continuing Restrictions); or

          (d) In the case of any other Award as to which payment is not dependent solely upon the exercise of a right, election, exercise, or option, to be or to become immediately payable and free of all Restrictions (except Continuing Restrictions).

          2.2 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine or feminine terminology used in the Plan shall also include the opposite gender; and the definition of any term in Section 2.1 in the singular shall also include the plural, and vice versa.

                                     ARTICLE 3
                                   ADMINISTRATION

          3.1 GENERAL. The Plan shall be administered by a Committee composed as described in Section 3.2.

          3.2 COMPOSITION OF THE COMMITTEE. The Committee shall be appointed by the Board and shall consist of not less than a sufficient number of disinterested members of the Board so as to qualify the Committee to administer the Plan as contemplated by Rule 16b-3 under the Exchange Act, or any successor or replacement rule. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board. The initial members of the Committee shall be the members of the Corporation's existing Compensation and Benefits Committee. The Board may at any time replace the Compensation and Benefits Committee with another Committee. In the event that the Compensation and Benefits Committee shall cease to satisfy the requirements of Rule 16b-3, the Board shall appoint another Committee satisfying such requirements.

          3.3 AUTHORITY OF THE COMMITTEE. The Committee shall have full power and authority (subject to such orders or resolutions as may be issued or adopted from time to time by the Board) to administer the Plan in its sole discretion, including the authority to:

          (a)  Construe and interpret the Plan and any Award Agreement;

          (b) Promulgate, amend, and rescind rules and procedures relating to the implementation of the Plan;

          (c) Select the employees and Non-Employee Subsidiary Directors who shall be granted Awards;

          (d) Determine the number and types of Awards to be granted to each Participant;

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          (e)  Determine the number of Shares, or Share equivalents, to be subject to each Award;

          (f) Determine the option price, purchase price, base price, or similar feature for any Award; and

          (g) Determine all the terms and conditions of all Award Agreements, consistent with the requirements of the Plan.

Decisions of the Committee, or any delegate as permitted by the Plan, shall be final, conclusive, and binding on all Participants.

          3.4 ACTION BY THE COMMITTEE. A majority of the members of the Committee shall constitute a quorum for the transaction of business. Action approved by a majority of the members present at any meeting at which a quorum is present, or action in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

          3.5 DELEGATION. Notwithstanding the foregoing, the Committee may delegate to one or more officers of Corporation the authority to determine the recipients, types, amounts, and terms of Awards granted to Participants who are not Reporting Persons.

          3.6 LIABILITY OF COMMITTEE MEMBERS. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award, or any Participant.

          3.7 AWARDS TO NON-EMPLOYEE BOARD MEMBERS. The Committee shall have no discretion as to any aspects of Awards to Non-Employee Board Directors which shall be governed by Article 14.

          3.8 COSTS OF PLAN. The costs and expenses of administering the Plan shall be borne by Corporation.

                                      ARTICLE 4
                 DURATION OF THE PLAN AND SHARES SUBJECT TO THE PLAN

          4.1 DURATION OF THE PLAN. The Plan is effective January 17, 1991, subject to approval by Corporation's shareholders as provided in Article 18. The Plan shall remain in effect until Awards have been granted covering all the available Shares or the Plan is otherwise terminated by the Board. Termination of the Plan shall not affect outstanding Awards.

          4.2 SHARES SUBJECT TO THE PLAN. The shares which may be made subject to Awards under the Plan shall be Shares of Common Stock, which may be either authorized and unissued Shares or reacquired Shares. No fractional Shares shall be issued under the Plan. The maximum number of Shares for which Awards may be granted under the Plan shall be 850,000 Shares, plus any Shares available for grant under Corporation's existing Executive Incentive Program, subject to adjustment pursuant to Article 15. If an Award under the Plan or under the Executive Incentive Program is canceled or expires for any reason prior to having been fully Vested or exercised by a Participant or is settled in cash in lieu of Shares or is exchanged for other Awards, all Shares covered by such Awards shall be made available for future Awards under the Plan. Furthermore, any Shares used as full or partial payment to Corporation by a Participant of the option, purchase, or other exercise price of an Award and any Shares covered by a Stock Appreciation Right which are not issued upon exercise shall become available for future Awards.

                                      ARTICLE 5
                                     ELIGIBILITY

          5.1 EMPLOYEES AND NON-EMPLOYEE SUBSIDIARY DIRECTORS. Officers and other key employees of Corporation and its Subsidiaries (who may also be directors of Corporation or a Subsidiary) and Non-Employee Subsidiary Directors who, in the Committee's judgment, are or will be contributors to the long-term success of Corporation shall be eligible to receive Awards under the Plan.

          5.2 NON-EMPLOYEE BOARD DIRECTORS. All Non-Employee Board Directors shall be eligible to receive Awards pursuant to Article 14 of the Plan.

                                      ARTICLE 6
                                        AWARDS

          6.1 TYPES OF AWARDS. The types of Awards that may be granted under the Plan are:

          (a)  Options governed by Article 7 of the Plan;

          (b)  Stock Appreciation Rights governed by Article 8 of the Plan;

          (c)  Restricted Awards governed by Article 9 of the Plan;

          (d)  Performance Awards governed by Article 10 of the Plan; and

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          (e)  Other Stock-Based Awards or Combination Awards governed by
     Article 11 of the Plan.

In the discretion of the Committee, any Award may be granted alone, in addition to, or in tandem with other Awards under the Plan.

          6.2 GENERAL. Subject to the limitations of the Plan, the Committee may cause Corporation to grant Awards to such Participants, at such times, of such types, in such amounts, for such periods, with such option prices, purchase prices, or base prices, and subject to such terms, conditions, limitations, and restrictions as the Committee, in its discretion, shall deem appropriate.
Awards may be granted as additional compensation to a Participant or in lieu of other compensation to such Participant. A Participant may receive more than one Award and more than one type of Award under the Plan.

          6.3 NONUNIFORM DETERMINATIONS. The Committee's determinations under the Plan or under one or more Award Agreements, including without limitation,
(a) the selection of Participants to receive Awards, (b) the type, form, amount, and timing of Awards, (c) the terms of specific Award Agreements, and
(d) elections and determinations made by the Committee with respect to exercise or payments of Awards, need not be uniform and may be made by the Committee selectively among Participants and Awards, whether or not Participants are similarly situated.

          6.4 AWARD AGREEMENTS. Each Award shall be evidenced by a written Award Agreement between Corporation and the Participant. Award Agreements may, subject to the provisions of the Plan, contain any provision approved by the Committee.

          6.5 PROVISIONS GOVERNING ALL AWARDS. All Awards shall be subject to the following provisions:

          (a) ALTERNATIVE AWARDS. If any awards are designated in their Award Agreements as alternative to each other, the exercise of all or part of one Award automatically shall cause an immediate equal (or pro rata) corresponding termination of the other alternative Award or Awards.

          (b) RIGHTS AS SHAREHOLDERS. No Participant shall have any rights of a shareholder with respect to Shares subject to an Award until such Shares are issued in the name of the Participant.

          (c) EMPLOYMENT RIGHTS. Neither the adoption of the Plan nor the granting of any Award shall confer on any person the right to continued employment with Corporation or any Subsidiary or the right to remain as a director of Corporation or any Subsidiary, as the case may be, nor shall it interfere in any way with the right of Corporation or a Subsidiary to terminate such person's employment or to remove such person as a director at any time for any reason, with or without cause.

          (d) NONTRANSFERABLE. Each Award (other than Restricted Shares after they Vest) shall not be transferable otherwise than by will or the laws of descent and distribution and shall be exercisable (if exercise is required) during the lifetime of the Participant, only by the Participant or, in the event the Participant becomes legally incompetent, by the Participant's guardian or legal representative.

          (e) TERMINATION OF EMPLOYMENT. The terms and conditions under which an Award may be exercised, if at all, after a Participant's termination of employment or service as a Non-Employee Director shall be determined by the Committee and specified in the applicable Award Agreement.

          (f) CHANGE IN CONTROL. The Committee, in its discretion, may provide in any Award Agreement that in the event of a change in control of Corporation (as the Committee may define such term in the Award Agreement), as of the date of such change in control:

               (i) All, or a specified portion of, Awards requiring exercise shall become fully and immediately exercisable, notwithstanding any other limitations on exercise;

               (ii) All, or a specified portion of, Awards subject to Restrictions shall become fully Vested; and

               (iii) All, or a specified portion of, Awards subject to Performance Goals shall be deemed to have been fully earned.

     The Committee, in its discretion, may include change in control provisions in some Award Agreements and not in others, may include different change in control provisions in different Award Agreements, and may include change in control provisions for some Awards or some Participants and not for others.

          (g) REPORTING PERSONS. With respect to all Awards granted to Reporting Persons, the Award Agreement shall comply with any applicable restrictions imposed by Rule 16b-3 under the Exchange Act and any amendments to such rule.

                                      ARTICLE 7
                                       OPTIONS

          7.1 TYPES OF OPTIONS. Options granted under the Plan may be in the form of Incentive Stock Options or Non-Qualified Options (including Deferred Compensation Options). The grant of each Option and the Award Agreement governing each Option shall identify the Option as an ISO or an NQO. In the event the Code is amended to provide for tax-favored forms of stock options other than or in addition to Incentive Stock Options, the Committee may grant Options under the Plan meeting the requirements of such forms of options.

          7.2 GENERAL. Options shall be subject to the terms and conditions set forth in Article 6 and this Article 7 and shall contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable.

          7.3 OPTION PRICE. Each Award Agreement for Options shall state the option exercise price per Share of Common Stock purchasable under the Option, which shall not be less than:

          (a) the par value of a Share, in the case of a Deferred Compensation Option; or

          (b) 100 percent of the Fair Market Value of a Share on the date of grant for all other Options.

          7.4 OPTION TERM. The Award Agreement for each Option shall specify the term of each Option, which may be unlimited or may have a specified period during which the Option may be exercised, as determined by the Committee.

          7.5 TIME OF EXERCISE. The Award Agreement for each Option shall specify, as determined by the Committee:

          (a) the time or times when the Option shall become exercisable and whether the Option shall become exercisable in full or in graduated amounts over a period specified in the Award Agreement;

          (b) such other terms, conditions, and restrictions as to when the Option may be exercised as shall be determined by the Committee; and

          (c) the extent, if any, that the Option shall remain exercisable after the Participant ceases to be an employee or director of Corporation or a Subsidiary.

An Award Agreement for an Option may, in the discretion of the Committee, provide whether, and to what extent, the Option will become immediately and fully exercisable (i) in the event of the death, Disability, or Retirement of the Participant or (ii) upon the occurrence of a change in control of Corporation.

          7.6 METHOD OF EXERCISE. The Award Agreement for each Option shall specify the method or methods of payment acceptable upon exercise of an Option. An Award Agreement may provide that the option price is payable in full in cash or, at the discretion of the Committee:

          (a) in installments on such terms and over such period as the Committee shall determine;

          (b)  in previously acquired Shares (including Restricted Shares);

          (c) by surrendering outstanding Awards under the Plan denominated in Shares or in Share equivalent units;

          (d) by delivery (in a form approved by the Committee) of an irrevocable direction to a securities broker acceptable to the Committee:

               (i) to sell Shares subject to the Option and to deliver all or a part of the sales proceeds to Corporation in payment of all or a part of the option price and withholding taxes due; or

               (ii) to pledge Shares subject to the Option to the broker as security for a loan and to deliver all or a part of the loan proceeds to Corporation in payment of all or a part of the option price and withholding taxes due; or

          (e) in any combination of the foregoing or in any other form approved by the Committee.

If Restricted Shares are surrendered in full or partial payment of an option price, a corresponding number of the Shares issued upon exercise of the Option shall be Restricted Shares subject to the same Restrictions as the surrendered Restricted Shares.


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
          7.7 SPECIAL RULES FOR INCENTIVE STOCK OPTIONS. In the case of an Option designated as an Incentive Stock Option, the terms of the Option and the Award Agreement shall be in conformance with the statutory and regulatory requirements specified in Section 422A of the Code, as in effect on the date such ISO is granted. ISOs may not be granted under the Plan after January 16, 2001, unless the 10-year limitation of Section 422A(b)(2) of the Code is removed or extended.

          7.8 RESTRICTED SHARES. In the discretion of the Committee, the Shares issuable upon exercise of an Option may be Restricted Shares if so provided in the Award Agreement.

          7.9 DEFERRED COMPENSATION OPTIONS. The Committee may, in its discretion, grant Deferred Compensation Options with an option price less than Fair Market Value to provide a means for deferral of compensation to future dates. The option price shall be determined by the Committee subject to Section
7.3 of the Plan. The number of Shares subject to a Deferred Compensation Option shall be determined by the Committee, in its discretion, by dividing the amount of compensation to be deferred by the difference between the Fair Market Value of a Share on the date of grant and the option price of the Deferred Compensation Option. Amounts of compensation deferred with Deferred Compensation Options may include amounts earned under Awards granted under the Plan or under any other compensation program or arrangement of Corporation as permitted by the Committee. The Committee shall grant Deferred Compensation Options only if it reasonably determines that the recipient of such an Option is not likely to be deemed to be in constructive receipt for income tax purposes of the income being deferred.

          7.10 RELOAD OPTIONS. The Committee, in its discretion, may provide in an Award Agreement for an Option that in the event all or a portion of the Option is exercised by the Participant using previously acquired Shares, the Participant shall automatically be granted a replacement Option (with an option price equal to the Fair Market Value of a Share on the date of such exercise) for a number of Shares equal to (or equal to a portion of) the number of shares surrendered upon exercise of the Option. Such reload Option features may be subject to such terms and conditions as the Committee shall determine, including without limitation, a condition that the Participant retain the Shares issued upon exercise of the Option for a specified period of time.

                                      ARTICLE 8
                              STOCK APPRECIATION RIGHTS

          8.1 GENERAL. Stock Appreciation Rights shall be subject to the terms and conditions set forth in Article 6 and this Article 8 and shall contain such


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
additional terms and conditions, not inconsistent with the express terms of the Plan, as the Committee shall deem desirable.

          8.2 NATURE OF STOCK APPRECIATION RIGHT. A Stock Appreciation Right is an Award entitling a Participant to receive an amount equal to the excess (or if the Committee shall determine at the time of grant, a portion of the excess) of the Fair Market Value of a Share of Common Stock on the date of exercise of the SAR over the Base Price, as described below, on the date of grant of the SAR, multiplied by the number of Shares with respect to which the SAR shall have been exercised. The Base Price shall be designated by the Committee in the Award Agreement for the SAR and may be the Fair Market Value of a Share on the grant date of the SAR or such other higher or lower price as the Committee shall determine.

          8.3 EXERCISE. A Stock Appreciation Right may be exercised by a Participant in accordance with procedures established by the Committee. The Committee may also provide that a SAR shall be automatically exercised on one or more specified dates or upon the satisfaction of one or more specified conditions. In the case of SARs granted to Reporting Persons, exercise of the SAR shall be limited by the Committee to the extent required to comply with the applicable requirements of Rule 16b-3 under the Exchange Act.

          8.4 FORM OF PAYMENT. Payment upon exercise of a Stock Appreciation Right may be made in cash, in installments, in Shares of Common Stock, by issuance of a Deferred Compensation Option, or in any combination of the foregoing or in any other form as the Committee shall determine.

                                      ARTICLE 9
                                  RESTRICTED AWARDS

          9.1 TYPES OF RESTRICTED AWARDS. Restricted Awards granted under the Plan may be in the form of either Restricted Shares or Restricted Units.

          (a) RESTRICTED SHARES. A Restricted Share is an Award of Shares transferred to a Participant subject to such terms and conditions as the Committee deems appropriate, including without limitation, restrictions on the sale, assignment, transfer, or other disposition of such Restricted Shares and may include a requirement that the Participant forfeit such Restricted Shares back to Corporation upon termination of Participant's employment (or service as a director) for specified reasons within a specified period of time or upon other conditions, as set forth in the Award Agreement for such Restricted Shares. Each Participant receiving a Restricted Share shall be issued a stock certificate in respect of such Shares, registered in the name of such Participant, and shall execute a stock power in blank with respect to the Shares evidenced by such certificate. The certificate evidencing such


                                     -13

     Restricted Shares and the stock power shall be held in custody by Corporation until the Restrictions thereon shall have lapsed.

          (b) RESTRICTED UNITS. A Restricted Unit is an Award of units (with each unit having a value equivalent to one Share) granted to a Participant subject to such terms and conditions as the Committee deems appropriate and may include a requirement that the Participant forfeit such Restricted Units upon termination of Participant's employment (or service as a director) for specified reasons within a specified period of time or upon other conditions, as set forth in the Award Agreement for such Restricted Units.

          9.2 GENERAL. Restricted Awards shall be subject to the terms and conditions of Article 6 and this Article 9 and shall contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable.

          9.3 RESTRICTION PERIOD. Restricted Awards shall provide that such Awards, and the Shares subject to such Awards, may not be transferred and may provide that in order for a Participant to Vest in such Awards, the Participant must remain in the employment (or a director) of Corporation or its Subsidiaries, subject to relief for reasons specified in the Award Agreement, for a period commencing on the date of the Award and ending on such later date or dates as the Committee may designate at the time of the Award (the "Restriction Period"). During the Restriction Period, a Participant may not sell, assign, transfer, pledge, encumber, or otherwise dispose of Shares received under or governed by a Restricted Award grant. The Committee, in its sole discretion, may provide for the lapse of restrictions in installments during the Restriction Period. Upon expiration of the applicable Restriction Period (or lapse of restrictions during the Restriction Period where the restrictions lapse in installments) the Participant shall be entitled to settlement of the Restricted Award or portion thereof, as the case may be. Although Restricted Awards shall usually Vest based on continued employment (or service as a director) and Performance Awards under Article 10 shall usually Vest based on attainment of Performance Goals, the Committee, in its discretion, may condition Vesting of Restricted Awards on attainment of Performance Goals as well as continued employment (or service as a director). In such case, the Restriction Period for such a Restricted Award shall include the period prior to satisfaction of the Performance Goals.

          9.4 FORFEITURE. If a Participant ceases to be an employee or Non-Employee Director of Corporation or a Subsidiary during the Restriction Period for any reason other than reasons which may be specified in an Award Agreement (such as death, Disability, or Retirement) the Award Agreement may require that all non-Vested Restricted Awards previously granted to the Participant be forfeited and returned to Corporation.

          9.5  SETTLEMENT OF RESTRICTED AWARDS.

          (a) RESTRICTED SHARES. Upon Vesting of a Restricted Share Award, the legend on such Shares will be removed and the Participant's stock power will be returned and the Shares will no longer be Restricted Shares. The Committee may also, in its discretion, permit a Participant to receive, in lieu of unrestricted Shares at the conclusion of the Restriction Period, payment in cash, installments, or by issuance of a Deferred Compensation Option equal to the Fair Market Value of the Restricted Shares as of the date the Restrictions lapse.

          (b) RESTRICTED UNITS. Upon Vesting of a Restricted Unit Award, a Participant shall be entitled to receive payment for Restricted Units in an amount equal to the aggregate Fair Market Value of the Shares covered by such Restricted Units at the expiration of the Applicable Restriction Period. Payment in settlement of a Restricted Unit shall be made as soon as practicable following the conclusion of the applicable Restriction Period in cash, in installments, in Shares equal to the number of Restricted Units, by issuance of a Deferred Compensation Option, or in any other manner or combination of such methods as the Committee, in its sole discretion, shall determine.

          9.6 RIGHTS AS A SHAREHOLDER. A Participant shall have, with respect to unforfeited Shares received under a grant of Restricted Shares, all the rights of a shareholder of Corporation, including the right to vote the shares, and the right to receive any cash dividends. Stock dividends issued with respect to Restricted Shares shall be treated as additional Shares covered by the grant of Restricted Shares and shall be subject to the same Restrictions.

                                     ARTICLE 10
                                 PERFORMANCE AWARDS

          10.1 GENERAL. Performance Awards shall be subject to the terms and conditions set forth in Article 6 and this Article 10 and shall contain such other terms and conditions not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable.

          10.2 NATURE OF PERFORMANCE AWARDS. A Performance Award is an Award of units (with each unit having a value equivalent to one Share) granted to a Participant subject to such terms and conditions as the Committee deems appropriate, including without limitation, the requirement that the Participant forfeit such Performance Award or a portion thereof in the event specified performance criteria are not met within a designated period of time.

          10.3 PERFORMANCE CYCLES. For each Performance Award, the Committee shall designate a performance period (the "Performance Cycle") with a duration to be determined by the Committee in its discretion within which specified Performance Goals are to be attained. There may be several Performance Cycles in existence at any one time and the duration of Performance Cycles may differ from each other.

          10.4 PERFORMANCE GOALS. The Committee shall establish Performance Goals for each Performance Cycle on the basis of such criteria and to accomplish such objectives as the Committee may from time to time select. Performance Goals may be based on performance criteria for Corporation, a Subsidiary, or an operating group, or based on a Participant's individual performance.
Performance Goals may include objective and subjective criteria. During any Performance Cycle, the Committee may adjust the Performance Goals for such Performance Cycle as it deems equitable in recognition of unusual or nonreoccurring events affecting Corporation, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine.

          10.5 DETERMINATION OF AWARDS. As soon as practicable after the end of a Performance Cycle, the Committee shall determine the extent to which Performance Awards which have been earned on the basis of performance in relation to the established Performance Goals.

          10.6 TIMING AND FORM OF PAYMENT. Settlement of earned Performance Awards shall be made to the Participant as soon as practicable after the expiration of the Performance Cycle and the Committee's determination under
Section 10.5, in the form of cash, installments, Shares, Deferred Compensation Options, or any combination of the foregoing or in any other form as the Committee shall determine.

                                     ARTICLE 11
                      OTHER STOCK-BASED AND COMBINATION AWARDS

          11.1 OTHER STOCK-BASED AWARDS. The Committee may grant other Awards under the Plan pursuant to which Shares are or may in the future be acquired, or Awards denominated in or measured by Share equivalent units, including Awards valued using measures other than the market value of Shares.
 Such Other Stock-Based Awards may be granted either alone, in addition to, or in tandem with, any other type of Award granted under the Plan.

          11.2 COMBINATION AWARDS. The Committee may also grant Awards under the Plan in tandem or combination with other Awards or in exchange of Awards, or in tandem or combination with, or as alternatives to grants or rights under any other employee plan of Corporation, including the plan of any acquired entity. No action authorized by this section shall reduce the amount of any existing benefits or change the terms and conditions thereof without the Participant's consent.

                                     ARTICLE 12
                                 DEFERRAL ELECTIONS

          The Committee may permit a Participant to elect to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise, earn out, or Vesting of an Award made under the Plan. If any such election is permitted, the Committee shall establish rules and procedures for such payment deferrals, including but not limited to: (a) payment or crediting of reasonable interest on such deferred amounts credited in cash, (b) the payment or crediting of dividend equivalents in respect of deferrals credited in Share equivalent units, or (c) granting of Deferred Compensation Options.

                                     ARTICLE 13
                                DIVIDEND EQUIVALENTS

          Any Awards may, at the discretion of the Committee, earn dividend equivalents. In respect of any such Award which is outstanding on a dividend record date for Common Stock, the Participant may be credited with an amount equal to the amount of cash or stock dividends that would have been paid on the Shares covered by such Award, had such covered Shares been issued and outstanding on such dividend record date. The Committee shall establish such rules and procedures governing the crediting of dividend equivalents, including the timing, form of payment, and payment contingencies of such dividend equivalents, as it deems are appropriate or necessary.

                                     ARTICLE 14
                            NON-EMPLOYEE BOARD DIRECTORS

          14.1 GENERAL. Awards shall be made to Non-Employee Board Directors only under this Article 14. No person, including the members of the Board or the Committee, shall have any discretion as to the selection of eligible recipients or the determination of the type, amount, or terms of Awards pursuant to this Article 14.

          14.2 ELIGIBILITY. The persons eligible to receive Awards pursuant to this Article 14 are all Non-Employee Board Directors.

          14.3 ELECTIVE RESTRICTED SHARES. Each Non-Employee Board Director shall have the right to elect (as provided in Section 14.4 of the Plan) to receive in lieu of all or a portion of his or her annual retainer fee or attendance fees, or both, for service on the Board an Award of Restricted Shares in an amount equal to the specified portion of the amounts otherwise payable as retainer or attendance fees divided by the Fair Market Value of a Share on the date such fee is otherwise payable. If, or to the extent, a Non-Employee Board Director does not elect to receive Restricted Shares, the retainer and attendance fees shall be payable in cash.

          14.4 ELECTION. Each Non-Employee Board Director may elect to receive Restricted Shares pursuant to Section 14.3 by a written notice to the Committee (the "Election"). The Election shall specify the percentage portion, if any, of the retainer fee and the percentage portion, if any, of the attendance fees otherwise payable in cash to such Non-Employee Board Director which shall be payable in Restricted Shares. Each election shall specify the calendar year or years (or a portion of a calendar year beginning on a specified date) to be covered by the Election. Each Election must be made not later than six months prior to the first day of the first calendar year (or the specified beginning of a portion of a calendar year) covered by the Election. Elections may be revoked only effective as of a specified date which is more than six months after the date of a written notice to the Committee of such revocation.

          14.5 AWARD AGREEMENTS. Each Award of Restricted Shares made pursuant to a Non-Employee Board Director's Election, shall be governed by and shall be subject to the Restrictions, terms, and conditions set forth in an Award Agreement in the form attached to this Plan as Appendix A. Except to the extent otherwise provided in this Article 14 or in such Award Agreement, each such Award shall be governed by Article 9 of the Plan.

                                     ARTICLE 15
                  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, ETC.

          15.1 PLAN DOES NOT RESTRICT CORPORATION. The existence of the Plan and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Board or the shareholders of Corporation to make or authorize any adjustment, recapitalization, reorganization, or other change in Corporation's capital structure or its business, any merger or consolidation of the Corporation, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Corporation's capital stock or the rights thereof, the dissolution or liquidation of Corporation or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

          15.2 ADJUSTMENTS BY THE COMMITTEE. In the event of any change in capitalization affecting the Common Stock of Corporation, such as a stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination or exchange of shares or other form of reorganization, or any other change affecting the Common Stock, such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change, shall be made with respect to the aggregate number of Shares for which Awards in respect thereof may be granted under the Plan, the maximum number of Shares which may be sold or awarded to any Participant, the number of Shares covered by each outstanding Award, and the price per Share in respect of outstanding Awards. The Committee may also make such adjustments in the number of Shares covered by, and price or other value of any outstanding Awards in the event of a spin-off or other distribution (other than normal cash dividends) of Corporation Assets to shareholders.

                                     ARTICLE 16
                             AMENDMENT AND TERMINATION

          Without further approval of Corporation's shareholders, the Board may at any time terminate the Plan, or may amend it from time to time in such respects as the Board may deem advisable, except that the Board may not, without approval of the shareholders, make any amendment which would (i) materially increase the benefits accruing to Participants under the Plan, (ii) materially increase the aggregate number of shares of Common Stock which may be issued under the Plan (except for adjustments pursuant to Article 15 of the Plan) or
(iii) materially modify the requirements as to eligibility for participation in the Plan. Without further shareholder approval, the Board may amend the Plan to take into account changes in applicable securities, federal income tax laws, and other applicable laws. Further, should the provisions of Rule 16b-3, or any successor rule, under the Exchange Act be amended, the Board, without further shareholder approval, may amend the Plan as necessary to comply with any modifications to such rule. The provisions of Article 14 of the Plan shall not be amended more than once every six months, other than to comport with changes in the Code or in Rule 16b-3 under the Exchange Act.

                                     ARTICLE 17
                                   MISCELLANEOUS

          17.1 TAX WITHHOLDING.

          (a) GENERAL. Corporation shall have the right to deduct from any settlement, including the delivery or vesting of Shares, made under the Plan any federal, state, or local taxes of any kind required by law to be withheld with respect to such payments or to take such other action as may be necessary in the opinion of Corporation to satisfy all obligation for the payment of such taxes. The recipient of any payment or distribution under the Plan shall make arrangements satisfactory to Corporation for the satisfaction of any such withholding tax obligations. Corporation shall not be required to make any such payment or distribution under the Plan until such obligations are satisfied.

          (b) STOCK WITHHOLDING. The Committee, in its sole discretion, may Permit a Participant to satisfy all or a part of the withholding tax obligations incident to the settlement of an Award involving payment or delivery of Shares to the Participant by having Corporation withhold a portion of the Shares that would otherwise be issuable to the Participant. Such shares shall be valued based on their Fair Market Value on the date the tax withholding is required to be made. Any stock withholding with respect to a Reporting Person shall be subject to such limitations as the Committee may impose to comply with the requirements of the Exchange Act.

          17.2 UNFUNDED PLAN. The Plan shall be unfunded and Corporation shall not be required to segregate any assets that may at any time be represented by Awards under the Plan. Any liability of Corporation to any person with respect to any Award under the Plan shall be based solely upon any contractual obligations that may be effected pursuant to the Plan. No such obligation of Corporation shall be deemed to be secured by any pledge of, or other encumbrance on, any property of Corporation.

          17.3 PAYMENTS TO TRUST. The Committee is authorized to cause to be established a trust agreement or several trust agreements whereunder the Committee may make payments of amounts due or to become due to Participants in the Plan.

          17.4 ANNULMENT OF AWARDS. The grant of any Award under the Plan payable in cash is provisional until cash is paid in settlement thereof. The grant of any Award payable in Shares is provisional until the Participant becomes entitled to the certificate in settlement thereof. In the event the employment (or membership on the Board or the board of directors of a Subsidiary) of a Participant is terminated for cause (as defined below), any Award which is provisional shall be annulled as of the date of such termination for cause. For the purpose of this Section 17.4, the term "terminated for cause" means any discharge (or removal) for material or flagrant violation of the policies and procedures of Corporation or for other job performance or conduct which is materially detrimental to the best interests of Corporation, as determined by the Committee.

          17.5 ENGAGING IN COMPETITION WITH THE CORPORATION. In the event a Participant terminates employment with Corporation or a Subsidiary for any reason whatsoever, and within 18 months after the date thereof accepts employment with any competitor of, or otherwise engages in competition with, Corporation, the Committee, in its sole discretion, may require such Participant to return to Corporation the economic value of any Award which is realized or obtained (measured at the date of exercise, Vesting, or payment) by such Participant at any time during the period beginning on that date which is six months prior to the date of such Participant's termination of employment with Corporation.

          17.6 OTHER CORPORATION BENEFIT AND COMPENSATION PROGRAMS. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of the termination indemnity or severance pay law of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by Corporation or a Subsidiary unless expressly so provided by such other plan or arrangements, or except where the Committee expressly determines that inclusion of an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive annual cash compensation. Awards under the Plan may be made in combination with or in tandem with, or as alternatives to, grants, awards, or payments under any other Corporation or Subsidiary plans, arrangements, or programs. The Plan notwithstanding, Corporation or any Subsidiary may adopt such other compensation programs and additional compensation arrangements as it deems necessary to attract, retain, and reward employees and directors for their service with Corporation and its Subsidiaries.

          17.7 SECURITIES LAW RESTRICTIONS. No Shares shall be issued under the Plan unless counsel for Corporation shall be satisfied that such issuance will be in compliance with applicable federal and state securities laws. Certificates for Shares delivered under the Plan may be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law.
The Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          17.8 GOVERNING LAW. Except with respect to references to the Code or federal securities laws, the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Idaho.

                                     ARTICLE 18
                                SHAREHOLDER APPROVAL

          The adoption of the Plan and the grant of Awards under the Plan are expressly subject to the approval of the Plan by the affirmative vote of the holders of at least two-thirds (2/3) of the shares entitled to vote thereon at the 1991 annual meeting of Corporation's shareholders.

                                     AMENDMENT
                                         TO
                             AWARD AGREEMENTS UNDER THE
                                  WEST ONE BANCORP
                     1991 PERFORMANCE AND EQUITY INCENTIVE PLAN

                            NON-QUALIFIED STOCK OPTIONS


          THIS AMENDMENT made effective November 17, 1995, by West One Bancorp ("Corporation").

          1. DEFINITIONS. For purposes of this Amendment, the following terms have the meanings specified below:

          - "EFFECTIVE TIME" means the time and date the Merger is consummated.

          - "EXCHANGE RATIO" means the ratio that Corporation's Common Stock will be converted into U.S. Bancorp Common Stock pursuant to the Merger, namely
1.47 shares of U.S. Bancorp Common Stock for each share of Corporation's Common Stock.

          - "EXISTING OPTIONS" means the Non-Qualified Stock Options and Non-Qualified Reload Stock Options granted under the Plan for which an Award Agreement is identified on Appendix A to this Amendment.

          - "MERGER" means the proposed merger of Corporation with and into U.S. Bancorp, an Oregon corporation, pursuant to the Merger Agreement.

          - "MERGER AGREEMENT" means the Plan and Agreement of Merger between Corporation and U.S. Bancorp dated as of May 5, 1995.

          - "PARTICIPANT" means each Participant named on Appendix A to this Amendment who entered into an Award Agreement with Corporation with respect to one or more Existing Options.

          - "PLAN" means the West One Bancorp 1991 Performance and Equity Incentive Plan.

          - "SUBSTITUTE OPTION" means a stock option to purchase U.S. Bancorp Common Stock, as described in Section 3 of this Amendment.

          2. AMENDMENT TO SECTION 5. Section 5 of the Award Agreement for each Existing Option is amended as follows:

          Notwithstanding the fifth sentence of the second paragraph of
     Section 5, the Award will not terminate or cease to be exercisable as of the Effective Time.

          3. CONVERSION. As of the Effective Time, each Existing Option will be converted to and become a Substitute Option with the following terms and conditions:

          (a) The shares covered by each Substituted Option will be the number of shares of U.S. Bancorp Common Stock equal to the product of the number of shares of Corporation's Common Stock covered by the Existing Option multiplied by the Exchange Ratio, rounded down to the nearest share;

          (b) The exercise price per share of U.S. Bancorp Common Stock subject to each Substitute Option will be equal to the exercise price per share of Corporation's Common Stock under the Existing Option divided by the Exchange Ratio, rounded to the nearest cent;

          (c) To the extent not previously exercised, each Substitute Option will remain vested and fully exercisable after the Merger; and

          (d) The duration and other terms and conditions of each Substitute Option will otherwise be governed by the Award Agreement for the Existing Option.

          The foregoing Amendment to each Award Agreement for each Existing Option is approved and adopted as of the date first set forth above by the Corporation's Compensation and Benefits Committee.

                                            WEST ONE BANCORP


                                            By
                                              -------------------------------
                                            Its
                                               ------------------------------

                               NOTICE TO PARTICIPANTS
                                      UNDER THE
                                   WEST ONE BANCORP
                      1991 PERFORMANCE AND EQUITY INCENTIVE PLAN


          1. The Board of Directors and Shareholders of West One Bancorp ("Corporation") have approved a Plan and Agreement of Merger of Corporation with and into U.S. Bancorp in which U.S. Bancorp will be the surviving corporation.

          2. Under the original terms of Section 5 of the Award Agreements for Non-Qualified Stock Options and Non-Qualified Reload Stock Options ("Existing Options") granted under the Corporation's 1991 Performance and Equity Incentive Plan (the "Plan"):

          (a) Each Existing Option has become immediately and fully vested and exercisable; and

          (b) Each Existing Option, to the extent not exercised before the consummation of the merger of Corporation into U.S. Bancorp (the "Merger"), would terminate and cease to be exercisable as of the effective date of the Merger.

          3. Effective November 17, 1995, West One Bancorp amended the Award Agreement for each Existing Option to provide:

          (a)  Each Existing Option remains fully vested and exercisable;

          (b) Notwithstanding the original terms of the Award Agreement for Existing Options, the Existing Options will remain exercisable after the Merger; and

          (c) As of the effective date of the Merger, each Existing Option will be automatically converted into an option to purchase U.S. Bancorp Common Stock with the following terms and conditions:

               (i) The number of shares of U.S. Bancorp Common Stock subject to the option will be the number of shares of Corporation's Common Stock covered by the option multiplied by 1.47 (the "Exchange Ratio" under the Merger), rounded down to the nearest share;

               (ii) The exercise price per share of U.S. Bancorp Common Stock subject to the option will be equal to the exercise price per share of Corporation's Common Stock divided by 1.47, rounded to the nearest cent; and

               (iii) The duration and other terms of each option will otherwise continue to be governed by the original Option Agreement.

          3. A copy of the Amendment described above is attached to this Notice and should be retained with the original Award Agreement.

          Dated:  November 17, 1995.

                                               WEST ONE BANCORP



                                      -2-